Business Combinations	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combinations

Note 3. Business Combinations

2014 Acquisition

On March 10, 2014, the Company acquired the assets of MultiCorpora R&D Inc. and MultiCorpora International Inc. (together “MultiCorpora”) for approximately $6.0 million. MultiCorpora is an international provider of translation technology solutions. The acquisition of MultiCorpora expanded the capabilities of the Company’s language solutions offering which supports clients’ multi-lingual communications. MultiCorpora’s operations are included in the International segment.

The MultiCorpora acquisition was recorded by allocating the cost of the acquisition to the assets acquired, including other intangible assets, based on their estimated fair values at the applicable acquisition date. The Company recorded intangible assets of $0.9 million and acquired software of $1.1 million. The excess of the cost of the MultiCorpora acquisition over the net amounts assigned to the fair value of the assets acquired was recorded as goodwill. Goodwill of $3.5 million resulted from this acquisition which was primarily attributable to the synergies expected to arise as a result of the acquisition.